September 6, 2024

VIA EDGAR

Securities and Exchange Commission

Division of Investment Management

100 F Street, NE

Washington, DC 20549

RE:	NML Variable Annuity Account A, EDGAR CIK No. 0000790162, File No. 811-21887
NML Variable Annuity Account B, EDGAR CIK No. 0000072176, File No. 811-1668
NML Variable Annuity Account C, EDGAR CIK No. 0000790163, File No. 811-21886

Dear Sir or Madam:

On behalf of Northwestern Mutual Life Insurance Company and NML Variable Annuity Accounts A, B, and C (“Registrants” or the “Accounts”) we hereby submit, pursuant to Rule 30b2-1 under the Investment Company Act of 1940 (the “1940 Act”), that the Accounts’ semi-annual report for the period ending June 30, 2024 has been transmitted to policy owners as required by Rule 30e-2 under the 1940 Act.

The following semi-annual reports were filed with the Commission via EDGAR on the date indicated below and are incorporated herein by reference:

Underlying Investment Company	CIK No.	Date Filed	Registration No.
Northwestern Mutual Series Fund, Inc.	0000742212	09/04/2024	811-03990
Fidelity VIP Mid Cap Portfolio	0000927384	08/22/2024	811-07205
Fidelity VIP Contrafund Portfolio	0000831016	08/22/2024	811-05511
Neuberger Berman Sustainable Equity Portfolio	0000736913	08/22/2024	811-04255
Russell Investment Funds	0000824036	08/13/2024	811-05371
Credit Suisse Trust Commodity Return Strategy Portfolio	0000941568	08/30/2024	811-07261

Some of the investment companies above (or series thereof) may not be available under every policy offered by a Registrant.

This filing will also include any other materials required to be filed, if any. Please direct any questions or comments regarding this filing to the undersigned at 414-665-3789.

Sincerely,

/s/ Todd Kuzminski

Todd Kuzminski

Vice President – Investment Accounting